SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  November 26, 1996



                           SIMON DeBARTOLO GROUP, L.P.
                           SIMON PROPERTY GROUP, L.P.
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               (Exact name of registrant as specified in charter)


   Delaware                        333-11491                      34-1755769
   Delaware                33-98364 and 333-11491-1               35-1903854
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



115 West Washington Street, Indianapolis, Indiana                        46204
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    (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (317) 636-1600



    Simon - DeBartolo Group, L.P. in the case of Simon DeBartolo Group, L.P.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

(c)        Exhibits:

           The exhibits listed below relate to the Registration Statement (No. 333-11491) on Form S-3 of Simon DeBartolo Group, L.P. and Simon Property Group, L.P. (the "Registrants") and are filed herewith for incorporation by reference in such Registration Statement.


         Exhibit number
         (Referenced to
   Item 601 of Regulation S-K)                 Description of Exhibit
   ---------------------------                 ----------------------
               1.1 Underwriting Agreement together with related Terms Agreement, each dated November 21, 1996

               4.1 Indenture together with First Supplemental Indenture, each dated as of November 26, 1996

                                   Signatures
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 26, 1996

                             SIMON DeBARTOLO GROUP, L.P.

                             By:    SD Property Group, Inc.,
                                    managing general partner

                                       /s/ James M. Barkley
                                    ----------------------------------
                                    Name: James M. Barkley
                                    Title: Secretary / General Counsel


                             SIMON PROPERTY GROUP, L.P.

                             By:    Simon DeBartolo Group, Inc.,
                                    managing general partner

                                       /s/ James M. Barkley
                                    ------------------------------------
                                    Name: James M. Barkley
                                    Title:   Secretary / General Counsel

                                  EXHIBIT INDEX


Exhibit number
(Referenced to
Item 601 of
Regulation S-K)                   Description of Exhibit                 Sequentially Numbered Page
---------------                   ----------------------                 --------------------------
           1.1              Underwriting Agreement together with
                            related Terms Agreement, each dated
                            November 21, 1996
           4.1              Indenture together with First Supplemental
                            Indenture, each dated as of November 26, 1996